Exhibit 99.2

Earnings Supplement

As of December 31, 2007

This financial supplement is for information purposes only. It should be read in conjunction with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited with the United States Securities and Exchange Commission.
AHL: NYSE

ASPEN INSURANCE HOLDINGS LIMITED

ASPEN INSURANCE HOLDINGS LIMITED

BASIS OF PRESENTATION

Definitions and presentation: All financial information contained herein is unaudited except for information for the fiscal year ended December 31, 2006. Unless otherwise noted, all data is in US dollars millions, except for per share, percentage and ratio information.

In presenting the Company’s results, management has included and discussed certain ‘‘non-GAAP financial measures’’, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

Operating income (a non-GAAP financial measure):    Operating income is an internal performance measure used by the Company in the management of its operations and represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

The Company excludes after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 25 for a reconciliation of operating income to net income.

Annualized Operating Return on Average Equity (‘‘Operating ROAE ’’) (a non-GAAP financial measure): Annualized Operating Return on Average Equity 1) is calculated using operating income, as defined above and 2) excludes from average equity, the average after-tax unrealized appreciation or depreciation on investments and the average after-tax unrealized foreign exchange gains or losses and the aggregate value of the liquidation preferences of our preference shares. Unrealized appreciation (depreciation) on investments is primarily the result of interest rate movements and the resultant impact on fixed income securities, and unrealized appreciation (depreciation) on foreign exchange is the result of exchange rate movements between the U.S. dollar and the British pound. Such appreciation (depreciation) is not related to management actions or operational performance (nor is it likely to be realized). Therefore the Company believes that excluding these unrealized appreciations (depreciations) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. Average equity is calculated as the arithmetic average on a monthly basis for the stated periods. The Company presents Operating ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 25 for a reconciliation of operating income to net income and page 18 for a reconciliation of average equity.

Diluted book value per ordinary share (a non-GAAP financial measure):    The Company has included diluted book value per ordinary share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per share. Please see page 24 for a reconciliation of diluted book value per share to basic book value per share.

Underwriting ratios (GAAP financial measures):    The Company, along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of net claims and claims adjustment expenses to net premiums earned. The acquisition expense ratio is the ratio of underwriting expenses (commissions; premium taxes, licenses and fees; as well as other underwriting expenses) to net premiums earned. The general and administrative expense ratio is the ratio of general and administrative expenses to net premiums earned. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

GAAP combined ratios differ from US statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general and administrative expense ratios.

ASPEN INSURANCE HOLDINGS LIMITED

CONSOLIDATED INCOME STATEMENTS

	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
(in US$ millions)
UNDERWRITING REVENUES
Gross written premiums	305.0	286.9	1,818.5	1,945.5
Premiums ceded	(26.0)	(8.8)	(217.1)	(281.9)
Net written premiums	279.0	278.1	1,601.4	1,663.6
Change in unearned premiums	144.7	137.2	132.2	12.6
Net earned premiums	423.7	415.3	1,733.6	1,676.2
UNDERWRITING EXPENSES
Losses and loss expenses	(201.7)	(201.7)	(919.8)	(889.9)
Acquisition expenses	(78.4)	(67.4)	(313.9)	(322.8)
General and administrative expenses	(56.5)	(49.9)	(204.8)	(167.9)
Total underwriting expenses	(336.6)	(319.0)	(1,438.5)	(1,380.6)
Underwriting income	87.1	96.3	295.1	295.6
OTHER OPERATING REVENUE
Net investment income	80.3	62.7	299.0	204.4
Interest expense	(2.9)	(4.4)	(15.7)	(16.9)
Total other operating revenue	77.4	58.3	283.3	187.5
Other income (expense)	(3.8)	(4.6)	(11.9)	(14.2)
OPERATING INCOME BEFORE TAX	160.7	150.0	566.5	468.9
OTHER
Net realized exchange gains (losses)	(2.1)	(0.9)	20.6	9.5
Net realized investment losses	(0.8)	(1.9)	(13.1)	(8.0)
INCOME BEFORE TAX	157.8	147.2	574.0	470.4
Income taxes expense	(22.6)	(27.7)	(85.0)	(92.3)
NET INCOME AFTER TAX	135.2	119.5	489.0	378.1
Dividends paid on ordinary shares	(13.3)	(13.3)	(53.0)	(56.2)
Dividend paid on preference shares	(6.9)	(5.2)	(27.7)	(15.6)
Retained income	115.0	101.0	408.3	306.3
Components of net income (after tax)
Operating income	138.0	121.8	478.6	375.3
Net realized exchange gains (losses) (after tax)	(2.1)	(0.9)	20.6	9.5
Net realized investment losses (after tax)	(0.7)	(1.4)	(10.2)	(6.7)
NET INCOME AFTER TAX	135.2	119.5	489.0	378.1

ASPEN INSURANCE HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(in US$ millions)	As at December 31, 2007	As at December 31, 2006
ASSETS
Investments
Fixed maturities	4,385.8	3,828.7
Other investments	561.4	156.9
Short-term investments	280.1	695.5
Total investments	5,227.3	4,681.1
Cash and cash equivalents	651.4	495.0
Reinsurance recoverables
Unpaid losses	304.7	468.3
Ceded unearned premiums	77.0	29.8
Receivables
Underwriting premiums	669.0	688.1
Other	59.8	62.2
Deferred policy acquisition costs	133.9	141.4
Derivatives at fair value	17.3	33.8
Office properties and equipment	27.8	24.6
Other assets	13.8	7.6
Intangible assets	8.2	8.2
Total assets	7,190.2	6,640.1
LIABILITIES
Insurance reserves
Losses and loss adjustment expenses	2,946.0	2,820.0
Unearned premiums	757.6	841.3
Total insurance reserves	3,703.6	3,661.3
Payables
Reinsurance premiums	70.2	62.4
Taxation	120.2	61.8
Accrued expenses and other payables	210.1	186.2
Liabilities under derivative contracts	19.0	29.7
Total payables	419.5	340.1
Long-term debt	249.5	249.4
Total liabilities	4,372.6	4,250.8
SHAREHOLDERS’ EQUITY
Ordinary shares	0.1	0.1
Preference shares	—	—
Additional paid-in capital	1,846.1	1,921.7
Retained earnings	858.8	450.5
Accumulated other comprehensive income, net of taxes	112.6	17.0
Total shareholders’ equity	2,817.6	2,389.3
Total liabilities and shareholders’ equity	7,190.2	6,640.1

ASPEN INSURANCE HOLDINGS LIMITED

PER SHARE DATA

(in US$ except for number of shares)	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
Basic earnings per ordinary share
Net income adjusted for preference share dividend	1.48	1.22	5.25	3.82
Operating income adjusted for preference dividend	1.52	1.25	5.14	3.79
Diluted earnings per ordinary share
Net income adjusted for preference share dividend	1.44	1.20	5.11	3.75
Operating income adjusted for preference dividend	1.47	1.22	4.99	3.72
Weighted average ordinary shares outstanding	86,503,072	93,457,487	87,807,811	94,802,413
Weighted average ordinary shares outstanding and dilutive potential ordinary shares	89,210,945	95,501,613	90,355,213	96,734,315
Book value per ordinary share			27.95	22.35
Diluted book value (treasury stock method)			27.08	21.83
Ordinary shares outstanding at end of the period			85,510,673	87,788,375
Ordinary shares outstanding and dilutive potential ordinary shares at end of the period			88,268,968	89,876,459

    See pages 18, 24 and 25 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

ASPEN INSURANCE HOLDINGS LIMITED

FINANCIAL RATIOS

(in US$ millions except for percentages)	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
Average equity	2,251	2,040	2,137	1,955
Return on average equity
Net income adjusted for preference share dividend	5.7%	5.6%	21.6%	18.5%
Operating income adjusted for preference share dividend	5.8%	5.7%	21.1%	18.4%
Annualized Return on Average Equity (1)
Net income	22.8%	22.4%	21.6%	18.5%
Operating income	23.2%	22.8%	21.1%	18.4%
Loss ratio	47.6%	48.6%	53.1%	53.1%
Policy acquisition expense ratio	18.5%	16.2%	18.1%	19.3%
Operating and administration expense ratio	13.3%	12.0%	11.8%	10.0%
Expense ratio	31.8%	28.2%	29.9%	29.3%
Combined ratio	79.4%	76.8%	83.0%	82.4%
Debt to total capital	8.1%	9.5%	8.1%	9.5%

See pages 18, 24 and 25 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP financial measures.

Average equity excludes preference shares, the average after tax unrealized appreciation or depreciation on investments and the average after tax unrealized foreign exchange gains or losses.

(1) Annualized return on average equity for the quarter is calculated as four times the return on average equity for the quarter.

ASPEN INSURANCE HOLDINGS LIMITED

UNDERWRITING RESULTS BY OPERATING SEGMENT

Management has realigned the operating segments as a result of changes to the organizational and reporting structure of the business during 2007. An explanation of the changes to the segments is included on page 9. The results under the previous segments are shown on pages 10 to 15. Information related to prior periods has been re-presented to conform to the current period presentation. There was no effect on net income as a result of these changes.

The following tables summarize gross and net written and earned premium, losses and loss expenses, policy acquisition, operating and administrative expenses, underwriting results, reserves and combined ratios for each of our four business segments for the three and twelve months ended December 31, 2007 and 2006.

	Three Months Ended December 31, 2007					Three Months Ended December 31, 2006
(in US$ millions)	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total
Gross written premiums	79.6	51.3	149.8	24.3	305.0	58.0	49.7	144.8	34.4	286.9
Net written premiums	70.8	53.3	135.2	19.7	279.0	52.7	54.7	145.1	25.6	278.1
Gross earned premiums	161.5	119.0	162.2	31.4	474.1	155.4	126.1	165.9	38.2	485.6
Net earned premiums	132.6	119.5	147.7	23.9	423.7	116.7	125.1	148.3	25.2	415.3
Losses and loss expenses	(50.0)	(87.5)	(56.6)	(7.6)	(201.7)	(56.3)	(75.3)	(54.8)	(15.3)	(201.7)
Policy acquisition expenses	(33.5)	(13.3)	(25.6)	(6.0)	(78.4)	(19.6)	(18.6)	(23.4)	(5.8)	(67.4)
Operating and administration expenses	(15.7)	(14.0)	(22.0)	(4.8)	(56.5)	(17.6)	(13.0)	(14.5)	(4.8)	(49.9)
Underwriting income (loss)	33.4	4.7	43.5	5.5	87.1	23.2	18.2	55.6	(0.7)	96.3
Net reserves for loss and loss adjustment expenses	459.3	1,262.6	860.0	59.4	2,641.3	553.5	961.8	791.1	45.3	2,351.7
Ratios
Loss ratio	37.7%	73.2%	38.3%	31.8%	47.6%	48.2%	60.2%	36.9%	60.7%	48.6%
Policy acquisition expense ratio	25.3%	11.1%	17.3%	25.1%	18.5%	16.8%	14.9%	15.8%	23.1%	16.2%
Operating and administration expense ratio	11.8%	11.8%	14.9%	20.1%	13.3%	15.1%	10.4%	9.8%	19.0%	12.0%
Expense ratio	37.1%	22.9%	32.2%	45.2%	31.8%	31.9%	25.3%	25.6%	42.1%	28.2%
Combined ratio	74.8%	96.1%	70.5%	77.0%	79.4%	80.1%	85.5%	62.5%	102.8%	76.8%

ASPEN INSURANCE HOLDINGS LIMITED

UNDERWRITING RESULTS BY OPERATING SEGMENT

	Twelve Months Ended December 31, 2007					Twelve Months Ended December 31, 2006
(in US$ millions)	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total	Property Reinsurance	Casualty Reinsurance	International Insurance	U.S. Insurance	Total
Gross written premiums	601.5	431.5	663.0	122.5	1,818.5	623.1	485.5	683.4	153.5	1,945.5
Net written premiums	495.0	425.1	590.1	91.2	1,601.4	476.5	474.0	607.2	105.9	1,663.6
Gross earned premiums	624.3	483.3	658.9	136.8	1,903.3	669.7	502.7	675.3	153.2	2,000.9
Net earned premiums	555.6	475.3	597.2	105.5	1,733.6	495.1	489.9	587.6	103.6	1,676.2
Losses and loss expenses	(220.7)	(332.1)	(308.9)	(58.1)	(919.8)	(213.6)	(285.6)	(313.0)	(77.7)	(889.9)
Policy acquisition expenses	(117.4)	(69.6)	(105.7)	(21.2)	(313.9)	(123.9)	(81.4)	(97.0)	(20.5)	(322.8)
Operating and administration expenses	(65.3)	(47.9)	(67.2)	(24.4)	(204.8)	(54.5)	(41.6)	(54.6)	(17.2)	(167.9)
Underwriting income (loss)	152.2	25.7	115.4	1.8	295.1	103.1	81.3	123.0	(11.8)	295.6
Net reserves for loss and loss adjustment expenses	459.3	1,262.6	860.0	59.4	2,641.3	553.5	961.8	791.1	45.3	2,351.7
Ratios
Loss ratio	39.7%	69.9%	51.7%	55.1%	53.1%	43.2%	58.3%	53.3%	75.0%	53.1%
Policy acquisition expense ratio	21.1%	14.6%	17.7%	20.1%	18.1%	25.0%	16.6%	16.5%	19.8%	19.3%
Operating and administration expense ratio	11.8%	10.1%	11.3%	23.1%	11.8%	11.0%	8.5%	9.3%	16.6%	10.0%
Expense ratio	32.9%	24.7%	29.0%	43.2%	29.9%	36.0%	25.1%	25.8%	36.4%	29.3%
Combined ratio	72.6%	94.6%	80.7%	98.3%	83.0%	79.2%	83.4%	79.1%	111.4%	82.4%

ASPEN INSURANCE HOLDINGS LIMITED

As a result of a shift in the Company’s operating structure and the implementation of a number of strategic initiatives in 2007, the Company changed the composition of its business segments to reflect the manner in which the business is managed. The Company is currently organized into four business segments; Property Reinsurance, Casualty Reinsurance, International Insurance and U.S. Insurance. These segments form the basis of how the Company monitors the performance of its operations.

The Property and Casualty Insurance segment previously included U.S. property and casualty insurance business written on an excess and surplus lines basis, U.K. commercial property and liability insurance and international property facultative business. With the appointment of Nathan Warde as Head of U.S. Insurance, and Matthew Yeldham as Head of International Insurance, we have now redesignated U.S. property and casualty insurance business as a separate segment, now called U.S. Insurance.  The U.K. commercial property and liability insurance business now forms part of our International Insurance segment which also consists of marine, energy, liability and aviation insurance, professional liability insurance, non-marine transport lines of business, global excess casualty insurance, political risk insurance, financial institutions insurance as well as specialty reinsurance. We have also re-allocated our international property facultative business to the Property Reinsurance segment, which was previously part of the Property and Casualty Insurance segment.  After these changes, the four operating segments are: Property Reinsurance, Casualty Reinsurance, International Insurance and U.S. Insurance.

ASPEN INSURANCE HOLDINGS LIMITED

PREVIOUS SEGMENTS

UNDERWRITING RESULTS BY OPERATING SEGMENT

	Three Months Ended December 31, 2007					Three Months Ended December 31, 2006
(in US$ millions)	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
Gross written premiums	74.8	51.3	111.4	67.5	305.0	54.4	49.7	111.2	71.6	286.9
Net written premiums	65.7	53.3	110.4	49.6	279.0	49.1	54.7	109.4	64.9	278.1
Gross earned premiums	156.9	119.0	123.1	75.1	474.1	152.2	126.1	121.4	85.9	485.6
Net earned premiums	128.7	119.5	113.4	62.1	423.7	114.4	125.1	106.6	69.2	415.3
Losses and loss expenses	(50.2)	(87.5)	(63.7)	(0.3)	(201.7)	(56.3)	(75.3)	(34.1)	(36.0)	(201.7)
Policy acquisition expenses	(33.1)	(13.3)	(21.2)	(10.8)	(78.4)	(19.7)	(18.5)	(19.1)	(10.1)	(67.4)
Operating and administration expenses	(13.9)	(14.0)	(13.8)	(14.8)	(56.5)	(16.8)	(13.1)	(9.8)	(10.2)	(49.9)
Underwriting income (loss)	31.5	4.7	14.7	36.2	87.1	21.6	18.2	43.6	12.9	96.3
Net reserves for loss and loss adjustment expenses	455.8	1,262.6	454.7	468.2	2,641.3	549.5	961.8	353.8	486.6	2,351.7
Ratios
Loss ratio	39.0%	73.2%	56.2%	0.5%	47.6%	49.2%	60.2%	32.0%	52.0%	48.6%
Policy acquisition expense ratio	25.7%	11.1%	18.7%	17.4%	18.5%	17.2%	14.8%	17.9%	14.6%	16.2%
Operating and administration expense ratio	10.8%	11.8%	12.1%	23.8%	13.3%	14.7%	10.5%	9.2%	14.8%	12.0%
Expense ratio	36.5%	22.9%	30.8%	41.2%	31.8%	31.9%	25.3%	27.1%	29.4%	28.2%
Combined ratio	75.5%	96.1%	87.0%	41.7%	79.4%	81.1%	85.5%	59.1%	81.4%	76.8%

ASPEN INSURANCE HOLDINGS LIMITED

PREVIOUS SEGMENTS

UNDERWRITING RESULTS BY OPERATING SEGMENT

	Twelve Months Ended December 31, 2007					Twelve Months Ended December 31, 2006
(in US$ millions)	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total	Property Reinsurance	Casualty Reinsurance	Specialty Insurance and Reinsurance	Property and Casualty Insurance	Total
Gross written premiums	582.6	431.5	508.9	295.5	1,818.5	609.2	485.5	511.1	339.7	1,945.5
Net written premiums	480.2	425.1	465.3	230.8	1,601.4	466.1	474.0	455.3	268.2	1,663.6
Gross earned premiums	607.1	483.3	500.7	312.2	1,903.3	662.4	502.7	468.0	367.8	2,000.9
Net earned premiums	541.9	475.3	456.7	259.7	1,733.6	491.3	489.9	408.0	287.0	1,676.2
Losses and loss expenses	(220.5)	(332.1)	(263.5)	(103.7)	(919.8)	(209.8)	(285.6)	(206.8)	(187.7)	(889.9)
Policy acquisition expenses	(116.0)	(69.6)	(87.1)	(41.2)	(313.9)	(122.7)	(81.4)	(76.4)	(42.3)	(322.8)
Operating and administration expenses	(60.7)	(47.9)	(47.1)	(49.1)	(204.8)	(53.4)	(41.6)	(35.7)	(37.2)	(167.9)
Underwriting income (loss)	144.7	25.7	59.0	65.7	295.1	105.4	81.3	89.1	19.8	295.6
Net reserves for loss and loss adjustment expenses	455.8	1,262.6	454.7	468.2	2,641.3	549.5	961.8	353.8	486.6	2,351.7
Ratios
Loss ratio	40.7%	69.9%	57.7%	39.9%	53.1%	42.7%	58.3%	50.7%	65.4%	53.1%
Policy acquisition expense ratio	21.4%	14.6%	19.1%	15.8%	18.1%	25.0%	16.6%	18.7%	14.7%	19.3%
Operating and administration expense ratio	11.2%	10.1%	10.3%	19.0%	11.8%	10.8%	8.5%	8.8%	13.0%	10.0%
Expense ratio	32.6%	24.7%	29.4%	34.8%	29.9%	35.8%	25.1%	27.5%	27.7%	29.3%
Combined ratio	73.3%	94.6%	87.1%	74.7%	83.0%	78.5%	83.4%	78.2%	93.1%	82.4%

ASPEN INSURANCE HOLDINGS LIMITED

PREVIOUS SEGMENTS

UNDERWRITING RESULTS BY OPERATING SEGMENT

SPECIALTY INSURANCE AND REINSURANCE

	Three Months Ended December 31, 2007			Three Months Ended December 31, 2006
(in US$ millions)	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
Gross written premiums	94.4	17.0	111.4	104.4	6.8	111.2
Net written premiums	94.1	16.3	110.4	102.5	6.9	109.4
Gross earned premiums	99.5	23.6	123.1	104.5	16.9	121.4
Net earned premiums	90.6	22.8	113.4	90.4	16.2	106.6
Losses and loss expenses	(46.6)	(17.1)	(63.7)	(28.8)	(5.3)	(34.1)
Policy acquisition expenses	(17.5)	(3.7)	(21.2)	(17.0)	(2.1)	(19.1)
Operating and administration expenses	(11.5)	(2.3)	(13.8)	(8.4)	(1.4)	(9.8)
Underwriting profit (loss)	15.0	(0.3)	14.7	36.2	7.4	43.6
Ratios
Loss ratio	51.4%	75.0%	56.2%	31.9%	32.7%	32.0%
Policy acquisition expense ratio	19.3%	16.2%	18.7%	18.8%	13.0%	17.9%
Operating and administration expense ratio	12.7%	10.1%	12.1%	9.3%	8.6%	9.2%
Expense ratio	32.0%	26.3%	30.8%	28.1%	21.6%	27.1%
Combined ratio	83.4%	101.3%	87.0%	60.0%	54.3%	59.1%

ASPEN INSURANCE HOLDINGS LIMITED

PREVIOUS SEGMENTS

UNDERWRITING RESULTS BY OPERATING SEGMENT

SPECIALTY INSURANCE AND REINSURANCE

	Twelve Months Ended December 31, 2007			Twelve Months Ended December 31, 2006
(in US$ millions)	Specialty Insurance	Specialty Reinsurance	Total	Specialty Insurance	Specialty Reinsurance	Total
Gross written premiums	404.5	104.4	508.9	420.5	90.6	511.1
Net written premiums	362.3	103.0	465.3	366.9	88.4	455.3
Gross earned premiums	397.9	102.8	500.7	381.8	86.2	468.0
Net earned premiums	355.3	101.4	456.7	324.4	83.6	408.0
Losses and loss expenses	(217.2)	(46.3)	(263.5)	(186.2)	(20.6)	(206.8)
Policy acquisition expenses	(71.0)	(16.1)	(87.1)	(63.1)	(13.3)	(76.4)
Operating and administration expenses	(37.4)	(9.7)	(47.1)	(28.5)	(7.2)	(35.7)
Underwriting profit (loss)	29.7	29.3	59.0	46.6	42.5	89.1
Ratios
Loss ratio	61.1%	45.7%	57.7%	57.4%	24.7%	50.7%
Policy acquisition expense ratio	20.0%	15.9%	19.1%	19.4%	15.9%	18.7%
Operating and administration expense ratio	10.5%	9.5%	10.3%	8.8%	8.6%	8.8%
Expense ratio	30.5%	25.4%	29.4%	28.2%	24.5%	27.5%
Combined ratio	91.6%	71.1%	87.1%	85.6%	49.2%	78.2%

ASPEN INSURANCE HOLDINGS LIMITED

PREVIOUS SEGMENTS

UNDERWRITING RESULTS BY OPERATING SEGMENT

PROPERTY AND CASUALTY INSURANCE

	Three Months Ended December 31, 2007			Three Months Ended December 31, 2006
(in US$ millions)	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
Gross written premiums	31.1	36.4	67.5	25.5	46.1	71.6
Net written premiums	17.0	32.6	49.6	19.3	45.6	64.9
Gross earned premiums	30.5	44.6	75.1	32.9	53.0	85.9
Net earned premiums	21.8	40.3	62.1	17.2	52.0	69.2
Losses and loss expenses	(3.9)	3.6(1)	(0.3)	(14.6)	(21.4)	(36.0)
Policy acquisition expenses	(4.2)	(6.6)	(10.8)	(5.7)	(4.4)	(10.1)
Operating and administration expenses	(9.2)	(5.6)	(14.8)	(4.2)	(6.0)	(10.2)
Underwriting income (loss)	4.5	31.7	36.2	(7.3)	20.2	12.9
Ratios
Loss ratio	17.9%	(8.9)%(1)	0.5%	84.9%	41.2%	52.0%
Policy acquisition expense ratio	19.3%	16.3%	17.4%	33.1%	8.5%	14.6%
Operating and administration expense ratio	42.2%	13.9%	23.8%	24.4%	11.5%	14.8%
Expense ratio	61.5%	30.2%	41.2%	57.5%	20.0%	29.4%
Combined ratio	79.4%	21.3%	41.7%	142.4%	61.2%	81.4%

(1)    The positive losses and loss expenses and loss ratios are due to the release of prior year reserves.

ASPEN INSURANCE HOLDINGS LIMITED

PREVIOUS SEGMENTS

UNDERWRITING RESULTS BY OPERATING SEGMENT

PROPERTY AND CASUALTY INSURANCE

	Twelve Months Ended December 31, 2007			Twelve Months Ended December 31, 2006
(in US$ millions)	Property Insurance	Casualty Insurance	Total	Property Insurance	Casualty Insurance	Total
Gross written premiums	121.8	173.7	295.5	133.3	206.4	339.7
Net written premiums	72.8	158.0	230.8	80.5	187.7	268.2
Gross earned premiums	123.4	188.8	312.2	141.3	226.5	367.8
Net earned premiums	87.4	172.3	259.7	82.6	204.4	287.0
Losses and loss expenses	(47.0)	(56.7)	(103.7)	(71.0)	(116.7)	(187.7)
Policy acquisition expenses	(17.6)	(23.6)	(41.2)	(17.9)	(24.4)	(42.3)
Operating and administration expenses	(25.4)	(23.7)	(49.1)	(16.7)	(20.5)	(37.2)
Underwriting income (loss)	(2.6)	68.3	65.7	(23.0)	42.8	19.8
Ratios
Loss ratio	53.8%	32.9%	39.9%	85.9%	57.1%	65.4%
Policy acquisition expense ratio	20.1%	13.7%	15.8%	21.7%	11.9%	14.7%
Operating and administration expense ratio	29.1%	13.8%	19.0%	20.2%	10.1%	13.0%
Expense ratio	49.2%	27.5%	34.8%	41.9%	22.0%	27.7%
Combined ratio	103.0%	60.4%	74.7%	127.8%	79.1%	93.1%

ASPEN INSURANCE HOLDINGS LIMITED

CONSOLIDATED CHANGE IN SHAREHOLDERS’ EQUITY

(in US$ millions)	December 31, 2007	December 31, 2006
Ordinary shares
Beginning and end of period	0.1	0.1
Preference shares
Beginning and end of period	—	—
Additional paid-in capital
Beginning of period	1,921.7	1,887.0
New ordinary shares issued	12.8	0.1
Shares repurchased	(101.2)	(200.8)
New preference shares issued	—	229.1
New preference shares issue costs	—	(3.7)
Share-based compensation	12.8	10.0
End of period	1,846.1	1,921.7
Retained earnings
Beginning of period	450.5	144.2
Net income for the period	489.0	378.1
Dividends paid on ordinary and preference shares	(80.7)	(71.8)
End of period	858.8	450.5
Accumulated Other Comprehensive Income:
Cumulative foreign currency translation adjustments, net of taxes:
Beginning of period	59.1	42.8
Change for the period	21.1	16.3
End of period	80.2	59.1
Loss on derivatives
Beginning of period	(1.8)	(2.0)
Reclassification to interest payable	0.2	0.2
End of period	(1.6)	(1.8)
Unrealized appreciation (depreciation) on investments, net of taxes:
Beginning of period	(40.3)	(32.3)
Change for the period	74.3	(8.0)
End of period	34.0	(40.3)
Total accumulated other comprehensive income	112.6	17.0

Total shareholders’ equity	2,817.6	2,389.3

ASPEN INSURANCE HOLDINGS LIMITED

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

(in US$ millions)	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
Net income	489.0	378.1
Other comprehensive income, net of taxes:
Reclassification adjustment for net realized losses included in net income	7.0	6.5
Change in unrealized gains/(losses) on investments	67.3	(14.5)
Loss on derivatives reclassified to interest expense	0.2	0.2
Change in unrealized gains on foreign currency translation	21.1	16.3
Other comprehensive income	95.6	8.5
Comprehensive income	584.6	386.6

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(in US$ millions)	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006(1)
Net cash from operating activities	774.1	723.2
Net cash used in investing activities	(426.1)	(944.3)
Net cash used in financing activities	(169.1)	(47.1)
Effect of exchange rate movements on cash and cash equivalents	(22.5)	14.9
Increase/(decrease) in cash and cash equivalents	156.4	(253.3)
Cash at beginning of the period	495.0	748.3
Cash at end of the period	651.4	495.0

(1) Certain figures in the 2006 statement of cash flows have been reclassified to conform to the current presentation.

ASPEN INSURANCE HOLDINGS LIMITED

RETURN ON AVERAGE EQUITY

(in US$ millions except for percentages)	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
Closing shareholders’ equity	2,818	2,389	2,818	2,389
Average adjustment	(567)	(349)	(681)	(434)
Average equity (1)	2,251	2,040	2,137	1,955
Return on average equity from underwriting activity (2)	3.9%	4.7%	13.8%	15.1%
Return on average equity from investment and other activity (3)	2.9%	2.4%	11.4%	8.1%
Pre-tax operating income return on average equity, for period	6.8%	7.1%	25.2%	23.2%
Post-tax return on average equity (4)	5.8%	5.7%	21.1%	18.4%
Ratios
Combined ratio	79.4%	76.8%	83.0%	82.4%

See page 25 for detailed calculation and reconciliation of non-GAAP measures to their respective most directly comparable GAAP finance measures.

(1)    Average equity is calculated by taking the simple average at latest quarter end and the previous quarter end of the closing shareholders’ equity excluding (i) preference shares, (ii) after tax unrealized appreciation or depreciation on investments and (iii) the average after tax unrealized foreign exchange gains and losses.

(2)	Calculated by using underwriting income.

(3)	Calculated by using total other operating revenue and other expense adjusted for preference share dividend.

(4)	Calculated by using operating income after tax adjusted for preference share dividend.

ASPEN INSURANCE HOLDINGS LIMITED

CONSOLIDATED INVESTMENT PORTFOLIO

(in US$ millions)	As at December 31, 2007
Fixed maturities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
U.S. Government	634.8	14.7	(0.1)	649.4
U.S Government Agency Securities	320.4	9.2	—	329.6
Corporate securities	1,513.8	15.3	(9.2)	1,519.9
Foreign government	425.8	3.6	(1.8)	427.6
Asset-backed securities	224.3	1.4	(0.5)	225.2
Mortgage-backed securities	1,225.0	12.8	(3.7)	1,234.1
Total fixed maturities	4,344.1	57.0	(15.3)	4,385.8
Other investments	561.4	—	—	561.4
Short-term investments	279.6	0.9	(0.4)	280.1
Total investments	5,185.1	57.9	(15.7)	5,227.3

ASPEN INSURANCE HOLDINGS LIMITED

RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

The following table represents a reconciliation of beginning and ending consolidated loss and loss expense reserves:

(in US$ millions)	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
Provision for losses and loss expenses at start of period	2,820.0	3,041.6
Less reinsurance recoverable	(468.3)	(1,192.7)
Net loss and loss expenses at start of period	2,351.7	1,848.9
Loss reserve portfolio transfer	11.0	0.7
Provision for losses and loss expenses for claims incurred
Current period	1,027.2	941.2
Prior period release	(107.4)	(51.3)
Total incurred	919.8	889.9
Losses and loss expense payments for claims incurred	(695.6)	(469.7)
Foreign exchange (gains) losses	54.4	81.9
Net loss and loss expense reserves at end of period	2,641.3	2,351.7
Plus reinsurance recoverables on unpaid losses at end of period	304.7	468.3
Gross loss and loss expense reserves at end of period	2,946.0	2,820.0

ASPEN INSURANCE HOLDINGS LIMITED

RESERVES BY OPERATING SEGMENT

	As at December 31, 2007			As at December 31, 2006
(in US$ millions)	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net
Property Reinsurance	537.5	(78.2)	459.3	713.2	(159.7)	553.5
Casualty Reinsurance	1,276.3	(13.7)	1,262.6	970.9	(9.1)	961.8
International Insurance	999.2	(139.2)	860.0	1,006.7	(215.6)	791.1
U.S. Insurance	133.0	(73.6)	59.4	129.2	(83.9)	45.3

Total losses and loss expense reserves	2,946.0	(304.7)	2,641.3	2,820.0	(468.3)	2,351.7

PREVIOUS SEGMENTS

RESERVES BY OPERATING SEGMENT

	As at December 31, 2007			As at December 31, 2006
(in US$ millions)	Gross	Reinsurance Recoverable	Net	Gross	Reinsurance Recoverable	Net
Property Reinsurance	534.0	(78.2)	455.8	709.2	(159.7)	549.5
Casualty Reinsurance	1,276.3	(13.7)	1,262.6	970.9	(9.1)	961.8
Specialty Insurance and Reinsurance	625.7	(171.0)	454.7	570.1	(216.3)	353.8
Property and Casualty Insurance	510.0	(41.8)	468.2	569.8	(83.2)	486.6

Total losses and loss expense reserves	2,946.0	(304.7)	2,641.3	2,820.0	(468.3)	2,351.7

ASPEN INSURANCE HOLDINGS LIMITED

MOVEMENT IN RESERVES FOR PRIOR YEARS

(in US$ millions)	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
Property Reinsurance	(1.9)	(7.4)	(11.5)	(40.9)
Casualty Reinsurance	12.8	6.1	31.8	60.3
International Insurance	20.8	(3.4)	80.8	32.7
U.S. Insurance	2.8	(2.1)	6.3	(0.8)

Release in reserves for prior years during the period	34.5	(6.8)	107.4	51.3

PREVIOUS SEGMENTS

MOVEMENT IN RESERVES FOR PRIOR YEARS

(in US$ millions)	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
Property Reinsurance	(2.0)	(7.4)	(14.2)	(40.9)
Casualty Reinsurance	12.8	6.1	31.8	60.3
Specialty Insurance and Reinsurance	0.6	5.3	21.5	9.4
Property and Casualty Insurance	23.1	(10.8)	68.3	22.5

Release in reserves for prior years during the period	34.5	(6.8)	107.4	51.3

ASPEN INSURANCE HOLDINGS LIMITED

REINSURER SECURITY RATING

(in US$ millions except for percentages)	As at December 31, 2007		As at December 31, 2006
S&P
AAA	31.0	10.2%	77.9	16.6%
AA+	2.1	0.7%	2.1	0.4%
AA−	74.1	24.3%	105.2	22.5%
A+	118.3	38.8%	13.2	2.8%
A	1.7	0.6%	166.3	35.6%
A−	46.5	15.3%	61.1	13.0%
Fully collateralized	3.3	1.1%	3.8	0.8%
Not rated	27.7	9.0%	38.7	8.3%
	304.7	100.0%	468.3	100.0%
A.M. Best
A++	31.0	10.2%	77.9	16.6%
A+	46.3	15.2%	36.5	7.8%
A	166.9	54.8%	289.0	61.8%
A−	37.2	12.2%	61.1	13.0%
Fully collateralized	3.3	1.1%	3.8	0.8%
Not rated	20.0	6.6%	0.0	0.0%
	304.7	100.0%	468.3	100.0%

ASPEN INSURANCE HOLDINGS LIMITED

DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

(shares in millions)	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
Basic weighted average ordinary shares outstanding	86.503	93.457	87.808	94.802
Add: weighted average of employee options	1.521	1.226	1.459	1.215
Add: weighted average of performance shares	0.724	0.328	0.599	0.287
Add: weighted average of restricted share units	0.236	0.179	0.223	0.118
Add: weighted average of options issued to Wellington Investment Holding (Jersey) Limited	—	0.229	0.101	0.229
Add: weighted average of options issued to Appleby Services (Bermuda) Limited (Names Trust)	0.227	0.083	0.165	0.083
Diluted weighted average ordinary shares outstanding	89.211	95.502	90.355	96.734

The dilutive effect of options has been calculated using the treasury stock method. The treasury stock method assumes that the proceeds received from the exercise of options will be used to repurchase the Company’s ordinary shares at the average market price during the period of calculation.

ASPEN INSURANCE HOLDINGS LIMITED

OPERATING INCOME RECONCILIATION

The reconciliation of operating income to net income is set out in the following table for the three and twelve months ended December 31, 2007 and 2006:

(in US$ millions except where stated)	Three Months Ended December 31, 2007	Three Months Ended December 31, 2006	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
Net income adjusted for preference share dividend	128.3	114.3	461.3	362.5
Add (deduct) after tax income:
Net exchange (gains) losses	2.1	0.9	(20.6)	(9.5)
Net realized losses on investments	0.7	1.4	10.2	6.7
Operating income adjusted for preference share dividend	131.1	116.6	450.9	359.7
Tax on operating income	(22.7)	(28.2)	(87.9)	(93.6)
Operating income before tax adjusted for preference share dividend	153.8	144.8	538.8	453.3
Weighted average ordinary shares outstanding (millions)
Basic	86.50	93.46	87.81	94.80
Diluted	89.21	95.50	90.36	96.73
Basic per ordinary share data	$	$	$	$
Net income adjusted for preference share dividend	1.48	1.22	5.25	3.82
Add (deduct) after tax income
Net exchange (gains) losses	0.03	0.01	(0.23)	(0.10)
Net realized losses on investments	0.01	0.02	0.12	0.07
Operating income adjusted for preference shares dividend	1.52	1.25	5.14	3.79
Diluted per ordinary share data
Net income adjusted for preference share dividend	1.44	1.20	5.11	3.75
Add (deduct) after tax income
Net exchange (gains) losses	0.02	0.01	(0.23)	(0.10)
Net realized losses on investments	0.01	0.01	0.11	0.07
Operating income adjusted for preference share dividend	1.47	1.22	4.99	3.72
Book value per ordinary share
Net assets (excluding intangible assets and preference shares)			2,390.2	1,961.9
Number of ordinary shares in issue at the end of the period			85,510,673	87,788,375
Diluted number of ordinary shares in issue at the end of the period			88,268,968	89,876,459
			$	$
Book value per ordinary share			27.95	22.35
Diluted book value per ordinary share			27.08	21.83